LETTER OF TRANSMITTAL
TO TENDER SHARES OF COMMON STOCK
OF
SUPERIOR WELL SERVICES, INC.
PURSUANT TO THE OFFER TO PURCHASE DATED AUGUST 11, 2010
BY
DIAMOND ACQUISITION CORP.
A WHOLLY OWNED SUBSIDIARY
OF
NABORS INDUSTRIES LTD.

THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, AT THE END OF WEDNESDAY, SEPTEMBER 8, 2010, UNLESS THE OFFER IS EXTENDED.

The Depositary for the Offer is:

By Mail:	By Facsimile Transmission:	By Overnight Courier:
Computershare Trust Company, N.A. Corporate Actions Voluntary Offer P.O. Box 43011 Providence, RI 02940-3011	For Eligible Institutions Only: (617) 360-6810 For Confirmation Only: (781) 575-2332	Computershare Trust Company, N.A. Corporate Actions Voluntary Offer 250 Royall Street, Suite V Canton, MA 02021

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY. YOU MUST SIGN THIS LETTER OF TRANSMITTAL WHERE INDICATED BELOW AND COMPLETE THE ENCLOSED INTERNAL REVENUE SERVICE (“IRS”) FORM W-9 OR AN APPROPRIATE IRS FORM W-8.

THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

DESCRIPTION OF SHARES TENDERED
Share Certificate(s) and Share(s) Tendered
Name(s) and Address(es) of Registered Holder(s)	(Attach Additional Signed List, if Necessary)
(Please Fill in, if Blank)	Total Number
Total Number
	Share	of Shares	Number
	Certificate	Represented by	of Shares
	Number(s)*	Share Certificate(s)*	Tendered**

Total Shares Tendered

* Certificate numbers are not required if tender is made by book-entry transfer.
** If you desire to tender fewer than all Shares represented by any certificate listed above, please indicate in this column the number of Shares you wish to tender. Otherwise, all Shares represented by such certificate will be deemed to have been tendered. See Instruction 4.

This Letter of Transmittal is to be completed by stockholders of Superior Well Services, Inc. if certificates (“Share Certificates”) representing shares of common stock, par value $0.001 per share (the “Shares”), are to be forwarded with this Letter of Transmittal. An Agent’s Message (as defined in Section 2 — “Acceptance for Payment and Payment for Shares” of the Offer to Purchase) is to be utilized, if delivery of Shares is to be made by book-entry transfer to an account maintained Computershare Trust Company, N.A. (the “Depositary”) at The Depositary Trust Company (the “Book-Entry Transfer Facility”) pursuant to the procedures set forth under Section 3 — “Procedures for Accepting the Offer and Tendering Shares” of the Offer to Purchase dated August 11, 2010 (the “Offer to Purchase”). Delivery of documents to the Book-Entry Transfer Facility in accordance with the Book-Entry Transfer Facility’s procedures does not constitute delivery to the Depositary.

Stockholders whose Share Certificates are not immediately available or who cannot deliver their Share Certificates and all other required documents to the Depositary on or prior to the expiration date of the Offer or who are unable to complete the procedure for book-entry transfer prior to the expiration date of the Offer may nevertheless tender their Shares pursuant to the guaranteed delivery procedures set forth under Section 3 — “Procedures for Accepting the Offer and Tendering Shares” of the Offer to Purchase. See Instruction 2 below.

☐	CHECK HERE IF SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING. PLEASE ENCLOSE A PHOTOCOPY OF SUCH NOTICE OF GUARANTEED DELIVERY.

Name(s) of Registered Holder(s):

Window Ticket Number (if any):

Date of Execution of Notice of Guaranteed Delivery:

Name of Institution which Guaranteed Delivery:

        If Delivered by Book-Entry Transfer to the Book-Entry Transfer Facility, check box: ☐

Account Number:

Transaction Code Number:

NOTE: SIGNATURE(S) MUST BE PROVIDED BELOW.
PLEASE READ THE INSTRUCTIONS SET FORTH IN THIS LETTER OF TRANSMITTAL CAREFULLY.

Ladies and Gentlemen:

The undersigned hereby tenders to Diamond Acquisition Corp., a Delaware corporation (“Offeror”) and a wholly owned subsidiary of Nabors Industries Ltd., a Bermuda exempt company (“Nabors”), the above-described shares of common stock, par value $0.01 per share (the “Shares”), of Superior Well Services, Inc., a Delaware corporation (“Superior”), at $22.12 per Share, net to sellers in cash (such amount per Share paid pursuant to the Offer, the “Offer Price”), upon the terms and subject to the conditions set forth in the Offer to Purchase, dated August 11, 2010 (the “Offer to Purchase”), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, together with the Offer to Purchase and any amendments or supplements to the Offer to Purchase or to this Letter of Transmittal, collectively constitute the “Offer”).

Subject to, and effective upon, acceptance for payment of the Shares tendered with this Letter of Transmittal, in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, Offeror all right, title and interest in and to all the Shares that are being tendered by this Letter of Transmittal and all dividends, distributions (including, without limitation, distributions of additional Shares) and rights declared, paid or distributed in respect of such Shares on or after August 11, 2010 (collectively, “Distributions”) and irrevocably appoints Computershare Trust Company, N.A. (the “Depositary”) the true and lawful agent, attorney-in-fact and proxy of the undersigned with respect to such Shares and all Distributions, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (1) deliver certificates representing Shares (“Share Certificates”) and all Distributions, or transfer ownership of such Shares and all Distributions on the account books maintained by the Book-Entry Transfer Facility, together, in either case, with all accompanying evidences of transfer and authenticity, to or upon the order of Offeror; (2) present such Shares and all Distributions for transfer on the books of Superior; and (3) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares and all Distributions, all in accordance with the terms and subject to the conditions of the Offer.

The undersigned hereby irrevocably appoints the designees of Offeror, and each of them, as agents, attorneys-in-fact and proxies of the undersigned, each with full power of substitution, to vote in such manner as such attorney and proxy or his substitute shall, in his sole discretion, deem proper and otherwise act (by written consent or otherwise) with respect to all the Shares tendered by this Letter of Transmittal which have been accepted for payment by Offeror prior to the time of such vote or other action and all Shares and other securities issued in Distributions in respect of such Shares, which the undersigned is entitled to vote at any meeting of stockholders of Superior (whether annual or special and whether or not an adjourned or postponed meeting) or consent in lieu of any such meeting or otherwise. This proxy and power of attorney are coupled with an interest in the Shares tendered by this Letter of Transmittal, are irrevocable and are granted in consideration of, and is effective upon, the acceptance for payment of such Shares by Offeror in accordance with the terms of the Offer. Such acceptance for payment shall revoke all other proxies and powers of attorney granted by the undersigned at any time with respect to such Shares (and all Shares and other securities issued in Distributions in respect of such Shares), and no subsequent proxy or power of attorney shall be given or written consent executed (and if given or executed, shall not be effective) by the undersigned with respect to such Shares (and all Shares and other securities issued in Distributions in respect of such Shares). The undersigned understands that, in order for Shares to be deemed validly tendered, immediately upon Offeror’s acceptance of such Shares for payment, Offeror must be able to exercise full voting and other rights with respect to such Shares, including, without limitation, voting at any meeting of Superior’s stockholders then scheduled.

The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered by this Letter of Transmittal and all Distributions, and that when such Shares are accepted for payment by Offeror, Offeror will acquire good, marketable and unencumbered title to such Shares and to all Distributions, free and clear of all liens, restrictions, charges and encumbrances, and that none of such Shares and Distributions will be subject to any adverse claim. The undersigned, upon request, shall execute and deliver all additional documents deemed by the Depositary or Offeror to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered by this Letter of Transmittal and all Distributions. In addition, the undersigned shall remit and transfer promptly to the Depositary for the account of Offeror all Distributions in respect of the Shares tendered by this Letter of Transmittal, accompanied by appropriate documentation of transfer, and pending such remittance and transfer or appropriate assurance thereof, Offeror shall be entitled to all rights and privileges as owner of each such Distribution and may withhold the entire purchase price of the Shares tendered by this Letter of Transmittal, or deduct from such purchase price, the amount or value of such Distribution as determined by Offeror in its sole discretion.

No authority conferred or agreed to be conferred in this Letter of Transmittal shall be affected by, and all such authority shall survive, the death or incapacity of the undersigned. All obligations of the undersigned under this Letter of Transmittal shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable. See Section 4 — “Withdrawal Rights” of the Offer to Purchase.

The undersigned understands that tenders of Shares pursuant to any one of the procedures described in the Offer to Purchase under Section 3 — “Procedures for Accepting the Offer and Tendering Shares” and in the instructions to this Letter of Transmittal will constitute the undersigned’s acceptance of the terms and conditions of the Offer. Offeror’ s acceptance of such Shares for payment will constitute a binding agreement between the undersigned and Offeror upon the terms and subject to the conditions of the Offer. Without limiting the foregoing, if the price to be paid in the Offer is amended in accordance with the Offer, the price to be paid to the undersigned will be the amended price notwithstanding the fact that a different price is stated in this Letter of Transmittal. The undersigned recognizes that under certain circumstances set forth in the Offer to Purchase, Offeror may not be required to accept for payment any of the Shares tendered by this Letter of Transmittal.

Unless otherwise indicated in this Letter of Transmittal in the box entitled “Special Payment Instructions,” please issue the check for the purchase price of all Shares purchased, and return all Share Certificates not purchased or not tendered in the name(s) of the registered holder(s) appearing above under “Description of Shares Tendered.” Similarly, unless otherwise indicated in the box entitled “Special Delivery Instructions,” please mail the check for the purchase price of all Shares purchased and all Share Certificates not tendered or not purchased (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing under “Description of Shares Tendered.” In the event that the boxes entitled “Special Payment Instructions” and “Special Delivery Instructions” are both completed, please issue the check for the purchase price of all Shares purchased and return all Share Certificates not purchased or not tendered in the name(s) of, and mail such check and Share Certificates to, the person(s) so indicated at the address(es) so indicated. Please credit any Shares tendered by this Letter of Transmittal and delivered by book-entry transfer, but which are not purchased, by crediting the account at the Book-Entry Transfer Facility. The undersigned recognizes that Offeror has no obligation, pursuant to the Special Payment Instructions, to transfer any Shares from the name of the registered holder(s) of such Shares if Offeror does not purchase any of the Shares tendered by this Letter of Transmittal.

LOST SHARE CERTIFICATES: PLEASE CALL AMERICAN STOCK TRANSFER TRUST COMPANY LLC AT
(800) 937-5449 TO OBTAIN NECESSARY DOCUMENTS TO REPLACE YOUR LOST SHARE CERTIFICATES.

SPECIAL PAYMENT INSTRUCTIONS
(See Instructions 1, 5, 6 and 7)

To be completed ONLY if Share Certificates not tendered or not purchased and/or the check for the purchase price of the Shares purchased are to be issued in the name of and sent to someone other than the undersigned.

Issue: ☐ Check ☐ Certificates to:

Name (s)

(Please Print)

Address

(Include Zip Code)

(Taxpayer Identification or Social Security No.)
(Also complete IRS Form W-9 below or
an appropriate IRS Form W-8)

SPECIAL DELIVERY INSTRUCTIONS
(See Instructions 1, 5, 6 and 7)

To be completed ONLY if Share Certificates not tendered or not purchased and/or the check for the purchase price of the Shares purchased are to be sent to someone other than the undersigned, or to the undersigned at an address other than that shown above.

Mail: ☐ Check ☐ Certificates to:

Name (s)

(Please Print)

Address

(Include Zip Code)

IMPORTANT
STOCKHOLDER: SIGN HERE
(And Please Complete IRS Form W-9 Included Herein or an appropriate IRS Form W-8)

Signature(s) of Holder(s)

Dated:           , 2010

Must be signed by registered holder(s) exactly as name(s) appear(s) on Share Certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by Share Certificates and documents transmitted with this Letter of Transmittal. If a signature is by an officer on behalf of a corporation or by an executor, administrator, trustee, guardian, attorney-in-fact, agent or other person acting in a fiduciary or representative capacity, please set forth full title. See Instructions 1 and 5.

Name (s):

(Please Print)

Capacity (full title):

Address:

(Include Zip Code)

Daytime Area Code and Telephone Number:

Taxpayer Identification or Social Security No.:
(See IRS Form W-9)

GUARANTEE OF SIGNATURE(S)
(If Required — See Instructions 1 and 5)

Authorized Signature:

Name:
(Please Print)

Name of Firm:

Address:

(Include Zip Code)

(Area Code) Telephone No.

Dated:           , 2010

INSTRUCTIONS
Forming Part of the Terms And Conditions of the Offer

To complete the Letter of Transmittal, you must do the following:

•	Fill in the box entitled “Description of Shares Being Tendered.”

•	Sign and date the Letter of Transmittal in the box entitled “Sign Here.”

•	Fill in and sign the enclosed IRS Form W-9.

In completing the Letter of Transmittal, you may (but are not required to) also do the following:

•	If you want the payment for any Shares purchased issued in the name of another person, complete the box entitled “Special Payment Instructions.”

•	If you want any certificate for Shares not tendered or Shares not purchased issued in the name of another person, complete the box entitled “Special Payment Instructions.”

•	If you want any payment for Shares or certificate for Shares not tendered or purchased delivered to an address other than that appearing under your signature, complete the box entitled “Special Delivery Instructions.”

If you complete the box entitled “Special Payment Instructions” or “Special Delivery Instructions,” you must have your signature guaranteed by an Eligible Institution (as defined in Instruction 1 below) unless the Letter of Transmittal is signed by an Eligible Institution.

1. Guarantee of Signatures.  All signatures on this Letter of Transmittal must be guaranteed by a bank, broker, dealer, credit union, savings association or other entity that is a member in good standing of the Securities Transfer Agents Medallion Program or any other “eligible guarantor institution,” as defined in Rule 17Ad-15 of the U.S. Securities Exchange Act of 1934, as amended (each, an “Eligible Institution” and collectively “Eligible Institutions”), unless (i) this Letter of Transmittal is signed by the registered holder(s) (which term, for purposes of this document, shall include any participant in a Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Shares) of the Shares tendered by this Letter of Transmittal and such holder(s) has not completed either the box entitled “Special Payment Instructions” or the box entitled “Special Delivery Instructions” in this Letter of Transmittal or (ii) such Shares are tendered for the account of an Eligible Institution. If a Share Certificate is registered in the name of a person other than the person signing this Letter of Transmittal, or if payment is to be made, or a Share Certificate not accepted for payment and not tendered is to be returned to a person other than the registered holder(s), then such Share Certificate must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear on such Share Certificate, with the signatures on such Share Certificate or stock powers guaranteed as described above. See Instruction 5.

2. Delivery of Letter of Transmittal and Share Certificates.  This Letter of Transmittal is to be used if Share Certificates are to be forwarded with this Letter of Transmittal. If an Agent’s Message (as defined below) is used, Shares are to be delivered by book-entry transfer pursuant to the procedure set forth under Section 3 — “Procedures for Accepting the Offer and Tendering Shares” in the Offer to Purchase. Share Certificates representing all physically tendered Shares, or confirmation of a book-entry transfer, if such procedure is available, into the Depositary’s account at the Book-Entry Transfer Facility (“Book-Entry Confirmation”) of all Shares delivered by book-entry transfer together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof), or an Agent’s Message in the case of book-entry transfer, and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth in this Letter of Transmittal prior to the expiration date of the Offer. If Share Certificates are forwarded to the Depositary in multiple deliveries, a properly completed and duly executed Letter of Transmittal (or facsimile thereof) must accompany each such delivery.

Stockholders whose Share Certificates are not immediately available, who cannot deliver their Share Certificates and all other required documents to the Depositary prior to the expiration date of the Offer or who cannot complete the procedure for delivery by book-entry transfer on a timely basis may tender their Shares pursuant to the guaranteed delivery procedure described under Section 3 — “Procedures for Accepting the Offer and Tendering Shares” in the Offer to Purchase. Pursuant to such procedure: (i) such tender must be made by or through an Eligible Institution; (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by Offeror, must be received by the Depositary prior to the expiration date of the Offer; and (iii) the Share Certificates representing all physically delivered Shares in proper form for transfer by delivery, or Book-Entry Confirmation of all Shares delivered by book-entry transfer, in each case together with a Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees (or, in the case of a book-entry transfer, an Agent’s Message), and any other documents required by this Letter of Transmittal, must be received by the Depositary within three Nasdaq trading days after the date of execution of such Notice of Guaranteed Delivery, all as described under Section 3 — “Procedures for Accepting the Offer and Tendering Shares” in the Offer to Purchase.

The term “Agent’s Message” means a message transmitted by a Book-Entry Transfer Facility to, and received by, the Depositary and forming a part of a Book-Entry Confirmation, which message states that the Book-Entry Transfer Facility has received an express acknowledgment from the participant in the Book-Entry Transfer Facility tendering the Shares that are the subject of the Book-Entry Confirmation that the participant has received and agrees to be bound by the terms of this Letter of Transmittal and that Offeror may enforce that agreement against the participant.

The method of delivery of this Letter of Transmittal, Share Certificates and all other required documents, including delivery through the Book-Entry Transfer Facility, is at the option and risk of the tendering stockholder, and the delivery will be deemed to be made only when actually received by the Depositary (including, in the case of a Book-Entry Transfer, by Book-Entry Confirmation). If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to ensure timely delivery.

No alternative, conditional or contingent tenders will be accepted and no fractional Shares will be purchased. By execution of this Letter of Transmittal (or facsimile thereof), all tendering stockholders waive any right to receive any notice of the acceptance of their Shares for payment.

3. Inadequate Space.  If the space provided in this Letter of Transmittal under “Description of Shares Tendered” is inadequate, the certificate numbers, the number of Shares represented by such Share Certificates and the number of Shares tendered should be listed on a separate schedule and attached to this Letter of Transmittal.

4. Partial Tenders (Not Applicable to Stockholders who Tender by Book-Entry Transfer).  If fewer than all the Shares represented by any Share Certificate delivered to the Depositary with this Letter of Transmittal are to be tendered by this Letter of Transmittal, fill in the number of Shares which are to be tendered in the box entitled “Number of Shares Tendered.” In such cases, a new certificate representing the remainder of the Shares that were represented by the Share Certificates delivered to the Depositary with this Letter of Transmittal will be sent to each person signing this Letter of Transmittal, unless otherwise provided in the box entitled “Special Delivery Instructions” in this Letter of Transmittal, as soon as practicable after the expiration or termination of the Offer. All Shares represented by Share Certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

5. Signatures on Letter of Transmittal, Stock Powers and Endorsements.  If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered by this Letter of Transmittal, the signature(s) must correspond with the name(s) as written on the face of the Share Certificates evidencing such Shares without alteration, enlargement or any other change whatsoever.

If any of the Shares tendered by this Letter of Transmittal are registered in the names of different holders, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of such Shares.

If the Shares tendered by this Letter of Transmittal are owned of record by two or more persons, all such persons must sign this Letter of Transmittal.

If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered by this Letter of Transmittal, no endorsements of Share Certificates or separate stock powers are required, unless payment is to be made to, or Share Certificates not tendered or not purchased are to be issued in the name of, a person other than the registered holder(s), in which case, the Share Certificate(s) representing the Shares tendered by this Letter of Transmittal must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear on such Share Certificate(s). Signatures on such Share Certificate(s) and stock powers must be guaranteed by an Eligible Institution.

If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares tendered by this Letter of Transmittal, the Share Certificate(s) representing the Shares tendered by this Letter of Transmittal must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such Share Certificate(s). Signatures on such Share Certificate(s) and stock powers must be guaranteed by an Eligible Institution.

If this Letter of Transmittal or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to Offeror of such person’s authority to so act must be submitted.

6. Stock Transfer Taxes.  Except as otherwise provided in this Instruction 6, Superior will pay all stock transfer taxes with respect to the sale and transfer of any Shares to it or its order pursuant to the Offer. If any portion of the Offer Price is to be paid to a person other than the person in whose name the tendered Shares are registered, the amount of any stock transfer taxes (whether imposed on the registered holder(s), or such other person, or otherwise) payable on account of such transfer to such other person will be deducted from the payment unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.

Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Share Certificates representing the Shares tendered by this Letter of Transmittal.

7. Special Payment and Delivery Instructions.  If a check for the purchase price of any Shares tendered by this Letter of Transmittal is to be issued, or Share Certificate(s) representing Shares not tendered or not purchased are to be issued, in the name of a person other than the person(s) signing this Letter of Transmittal or if such check or any such Share Certificate is to be sent to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal but at an address other than that shown in the box entitled “Description of Shares Tendered” in this Letter of Transmittal, the appropriate boxes in this Letter of Transmittal must be completed.

8. Waiver of Conditions.  The conditions of the Offer (except for the Minimum Condition as defined in Section 14 — “Conditions of the Offer” of the Offer to Purchase) may be waived by Offeror in whole or in part at any time and from time to time. See Section 14 — “Conditions of the Offer” of the Offer to Purchase.

9. Lost, Destroyed or Stolen Certificates.  If any Share Certificate(s) have been lost, destroyed or stolen, the stockholder should promptly notify American Stock Transfer Trust Company LLC at (800) 937-5449. The stockholder will then be provided with instructions as to the procedures for replacing the Share Certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen certificates have been followed and completed.

10. Questions and Requests for Assistance or Additional Copies.  Questions and requests for assistance may be directed to the Information Agent at its address or telephone numbers set forth below. Additional copies of the Offer to Purchase, this Letter of Transmittal, the Notice of Guaranteed Delivery and the IRS Form W-9 may be obtained from the Information Agent or from brokers, dealers, commercial banks or trust companies.

11. IRS Form W-9 or W-8.  Each tendering stockholder is required to provide the Depositary with the stockholder’s correct Taxpayer Identification Number (“TIN”), generally the stockholder’s social security or federal employer identification number, on the IRS Form W-9, which is provided under “Important Tax Information” below, or, alternatively, to establish another basis for exemption from backup withholding. A tendering stockholder must cross out item (2) in the Certification box of the IRS Form W-9 if such stockholder is subject to backup withholding. In addition to potential penalties, failure to provide the correct information on the IRS Form W-9 may subject the tendering stockholder to 28% federal income tax backup withholding on any reportable payments made to such stockholder. If the tendering stockholder has not been issued a TIN and has applied for one or intends to apply for one in the near future, such stockholder should write “Applied For” in the space provided for the TIN in Part I of the IRS Form W-9, and sign and date the IRS Form W-9. If “Applied For” is written in Part I and the Depositary is not provided with a TIN by the time of payment, the Depositary will withhold 28% from any payments of the purchase price to such stockholder. A tendering stockholder that is not a U.S. person (including a disregarded domestic entity that has a non-U.S. owner) may qualify as an exempt recipient by submitting to the Depositary a properly completed IRS Form W-8BEN, Form W-8ECI, Form W-8EXP or

Form W-8IMY, as applicable (which the Depositary will provide upon request), signed under penalty of perjury, attesting to that stockholder’s exempt status.

IMPORTANT: THIS LETTER OF TRANSMITTAL (OR FACSIMILE THEREOF), TOGETHER WITH ANY REQUIRED SIGNATURE GUARANTEES, OR, IN THE CASE OF A BOOK-ENTRY TRANSFER, AN AGENT’S MESSAGE, AND ANY OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE DEPOSITARY PRIOR TO THE EXPIRATION OF THE OFFER, AND EITHER SHARE CERTIFICATES FOR TENDERED SHARES MUST BE RECEIVED BY THE DEPOSITARY OR SHARES MUST BE DELIVERED PURSUANT TO THE PROCEDURES FOR BOOK-ENTRY TRANSFER, IN EACH CASE PRIOR TO THE EXPIRATION OF THE OFFER, OR THE TENDERING STOCKHOLDER MUST COMPLY WITH THE PROCEDURES FOR GUARANTEED DELIVERY.

IMPORTANT TAX INFORMATION

A stockholder whose tendered Shares are accepted for payment may be subject to information reporting and backup withholding unless the stockholder provides the Depositary with such stockholder’s correct TIN on the enclosed IRS Form W-9 or otherwise establish a basis for exemption from backup withholding. If such stockholder is an individual, the TIN is such stockholder’s social security number. If the Depositary is not provided with the correct TIN or an adequate basis for exemption, payments made to such stockholder with respect to Shares purchased pursuant to the Offer may be subject to backup withholding and the stockholder may be subject to a penalty imposed by the IRS.

Certain stockholders (including, among others, certain foreign persons) are not subject to these backup withholding and information reporting requirements. Exempt stockholders should indicate their exempt status on the IRS Form W-9. A foreign person (including a disregarded domestic entity that has a non-U.S. owner) may qualify as an exempt recipient by submitting to the Depositary a properly completed IRS Form W-8BEN, Form W-8ECI, Form W-8EXP or Form W-8IMY, as applicable (instead of an IRS Form W-9), signed under penalties of perjury, attesting to such stockholder’s exempt status. Stockholders are urged to consult their tax advisors to determine whether they are exempt from these backup withholding and information reporting requirements.

If backup withholding applies, the Depositary is required to withhold 28% of any payments made to the stockholder or other payee. Backup withholding is not an additional federal income tax. If the required information is furnished to the IRS in a timely manner, the federal income tax liability of persons subject to backup withholding may be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the IRS.

Purpose of IRS Form W-9

To prevent backup withholding on any payments that are made to a stockholder with respect to Shares purchased pursuant to the Offer or Merger, the stockholder is required to provide the Depositary with (i) the stockholder’s correct TIN by completing the form below, certifying (x) that the TIN provided on the IRS Form W-9 is correct, (y) that (A) the stockholder is exempt from backup withholding, (B) the stockholder has not been notified by the IRS that the stockholder is subject to backup withholding as a result of a failure to report all interest or dividends, or (C) the IRS has notified the stockholder that the stockholder is no longer subject to backup withholding, and (z) that such stockholder is a U.S. citizen or other U.S. person (including a U.S. resident alien), or (ii) if applicable, an adequate basis for exemption.

What Number to Give the Depositary

The stockholder is required to give the Depositary the TIN (e.g., social security number or employer identification number) of the record holder of the Shares tendered by this Letter of Transmittal. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed IRS Form W-9 for additional guidance on which number to report.

The enclosed IRS Form W-9 must be completed and signed. PLEASE PROVIDE YOUR SOCIAL SECURITY NUMBER OR OTHER TAXPAYER IDENTIFICATION NUMBER (“TIN”) AND CERTIFY THAT YOU ARE NOT SUBJECT TO BACKUP WITHHOLDING.

You may direct questions and requests for assistance to the Information Agent at their respective addresses and telephone numbers set forth below. You may obtain additional copies of this Offer to Purchase, the Letter of Transmittal and other tender offer materials from the Information Agent as set forth below, and they will be furnished promptly at our expense. You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Offer.

The Information Agent for the Offer is:

199 Water Street, 26th Floor
New York, New York 10038
Banks and Brokers Call: (212) 440-9800
All Other Toll Free: (866)647-8869
Email: nabors@georgeson.com